                                                                   EXHIBIT 10.01







                             BENEFIT ADJUSTMENT PLAN

                                       OF

                             COMSHARE, INCORPORATED



                             As Amended and Restated
                           Effective November 6, 1997
























Dykema Gossett PLLC
400 Renaissance Center
Detroit, Michigan  48243-1668


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                                TABLE OF CONTENTS

                                                                                               PAGE
ARTICLE I

         PREAMBLES..............................................................................1
         Section 1.01      Establishment of Plan................................................1
         Section 1.02      Purpose..............................................................1
         Section 1.03      Interpretation and Governing Law.....................................1

ARTICLE II

         DEFINITIONS............................................................................2
         Section 2.01      "Account"............................................................2
         Section 2.02      "Beneficiary"........................................................2
         Section 2.03      "Cause"..............................................................2
         Section 2.04      "Change in Control"..................................................2
         Section 2.05      "Code"...............................................................3
         Section 2.06      "Company"............................................................3
         Section 2.07      "Company Contribution Account".......................................3
         Section 2.08      "Compensation".......................................................3
         Section 2.09      "Compensation Deferral Agreement"....................................3
         Section 2.10      "Deferred Compensation Account"......................................3
         Section 2.11      "Disability".........................................................4
         Section 2.12      "Early Retirement Age"...............................................4
         Section 2.13      "Employee"...........................................................4
         Section 2.14      "ERISA"..............................................................4
         Section 2.15      "Excess Benefits"....................................................4
         Section 2.16      "Normal Retirement Age"..............................................4
         Section 2.17      "Participant"........................................................4
         Section 2.18      "Plan"...............................................................4
         Section 2.19      "Plan Administrator".................................................4
         Section 2.20      "Plan Year"..........................................................4
         Section 2.21      "Restricted Benefits"................................................4
         Section 2.22      "Social Security Integration Benefits"...............................4
         Section 2.23      "Supplemental Compensation Account"..................................4
         Section 2.24      "Tax-Qualified Retirement Plan"......................................5
         Section 2.25      "Trustee"............................................................5
         Section 2.26      "Valuation Date".....................................................5






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

ARTICLE III

PARTICIPATION

         .......................................................................................6
         Section 3.01      Eligibility..........................................................6
         Section 3.02      Meaning of Participation.............................................6
         Section 3.03      Termination of Participation.........................................6

ARTICLE IV

         DEFERRED COMPENSATION ACCOUNT..........................................................7
         Section 4.01      Eligibility..........................................................7
         Section 4.02      Elective Compensation Deferral.......................................7
         Section 4.03      Vesting..............................................................7
         Section 4.04      Investment...........................................................7
         Section 4.05      Distributions of Account.............................................7

ARTICLE V

         COMPANY CONTRIBUTION ACCOUNT...........................................................8
         Section 5.01      Eligibility..........................................................8
         Section 5.02      Code Section 415 Excess Benefits.....................................8
         Section 5.03      Code Sections 401(a)(17), 401(k) and 401(m) Restricted Benefits......8
         Section 5.04      Discontinuance of Social Security Integration Benefits...............8
         Section 5.05      Vesting..............................................................9
         Section 5.06      Investment...........................................................9
         Section 5.07      Distributions of Account.............................................9

ARTICLE VI

         SUPPLEMENTAL COMPENSATION ACCOUNT.....................................................10
         Section 6.01      Discontinuance......................................................10
         Section 6.02      Vesting.............................................................10
         Section 6.03      Investment..........................................................10
         Section 6.04      Distribution of Account.............................................10

ARTICLE VII

         DISTRIBUTION OF DEFERRED AND
         COMPANY CONTRIBUTION ACCOUNTS.........................................................11
         Section 7.01      Payment of Deferred and Company Contribution Accounts...............11
         Section 7.02      Lump Sum Payment....................................................12






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

ARTICLE VIII

         DISTRIBUTION OF SUPPLEMENTAL COMPENSATION ACCOUNT

         ......................................................................................13
         Section 8.01      Payment of Supplemental Compensation Account........................13
         Section 8.02      Purchase of Annuity From an Insurer.................................13

ARTICLE IX

         UNFUNDED ACCOUNTS.....................................................................14
         Section 9.01      Unfunded Accounts...................................................14
         Section 9.02      General Creditor....................................................14
         Section 9.03      Establishment of Rabbi Trust and Selection of Trustee...............14
         Section 9.04      Assignment..........................................................14
         Section 9.05      Withholding.........................................................14

ARTICLE X

         MISCELLANEOUS.........................................................................15
         Section 10.01     Agreement Binding...................................................15
         Section 10.02     Entire Agreement....................................................15
         Section 10.03     No Guarantee of Employment..........................................15
         Section 10.04     "Compensation" For Other Purposes...................................15
         Section 10.05     Indemnification.....................................................15
         Section 10.06     Amendment and Termination...........................................15

ARTICLE XI

         PLAN ADMINISTRATION...................................................................17
         Section 11.01     Claims  Submission and Review Procedure.............................17
         Section 11.02     Recordkeeper........................................................17
         Section 11.03     Payment of Expenses.................................................17

SCHEDULE A - COMPENSATION DEFERRAL AGREEMENT...................................................A-1











                                      iii
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                                    ARTICLE I

                                    PREAMBLES


         SECTION 1.01 ESTABLISHMENT OF PLAN. Effective June 1, 1986, Comshare, Incorporated (the "Company") adopted the Benefit Adjustment Plan of Comshare, Incorporated to provide designated Employees with a program of deferred compensation. The plan has been amended from time to time and is hereby amended and restated effective November 6, 1997 (the "Plan").

         SECTION 1.02 PURPOSE. The Company desires to retain certain of its Employees by designating them as Participants in a program which will (i) provide them with the opportunity to defer a portion of the Compensation which otherwise would be paid to them currently ("Deferred Compensation"); (ii) provide for the payment of benefits which otherwise would be currently funded by the Company under its Tax-Qualified Retirement Plans but for the limitations of
Section 415 of the Internal Revenue Code of 1986, as amended ("Code") ("Excess Benefits"); and (iii) provide for the payment of benefits which otherwise would be currently funded by the Company under its Tax-Qualified Retirement Plans but for the restrictions of Sections 401(a)(17), 401(k) and 401(m) of the Code ("Restricted Benefits"). Prior to August 14, 1997 the Company also (a) provided benefits based on a Social Security integration formula ("Social Security Integration Benefits"); and (b) provided discretionary supplemental compensation benefits based on set percentages of a Participant's Compensation in excess of $100,000, as indexed from time to time in accordance with Section 6.02 ("Supplemental Compensation"). Participants with vested Social Security Integration Benefits and Supplemental Compensation Benefits on August 14, 1997 shall continue to retain vested rights to such amounts after August 14, 1997.

         SECTION 1.03 INTERPRETATION AND GOVERNING LAW. This Plan is intended to constitute an unfunded program maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees consistent with the requirements of Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In part, the Plan is also intended to constitute an "excess benefit plan" as defined in ERISA Section 3(36).

                                   ARTICLE II

                                   DEFINITIONS

         SECTION 2.01 "ACCOUNT" shall mean the record keeping interest of a Participant in the Plan as determined as of each Valuation Date. Where appropriate, a Participant's Account also means the various record keeping subaccounts that may be established under the Plan on his or her behalf, including (i) a Deferred Compensation Account, (ii) a Company Contribution Account comprised of a Participant's Excess Benefits, Restricted Benefits and Social Security Integration Benefits, and (iii) a Supplemental Compensation Account.

         SECTION 2.02 "BENEFICIARY" shall mean that person or persons designated by the Participant to receive a distribution of any amounts remaining in the Participant's Account upon the death of the Participant and shall be determined by the written designation in effect at the time of death under the Profit Sharing Plan of Comshare, Incorporated.

         SECTION 2.03 "CAUSE" shall mean a Participant's (i) willful gross misconduct, (ii) willful and material breach of duties, (iii) act of material dishonesty or fraud that is injurious to the Company or its subsidiaries, or
(iv) conviction of a felony involving moral turpitude.

         SECTION 2.04 "CHANGE IN CONTROL" shall mean for purposes of this Plan the occurrence of any of the following events:

                      (i) the election of a Board of Directors of the Company, a majority of the members of which were nominees of a person (including an individual, a corporation, partnership, joint venture, trust or other entity) or a group of persons acting together (other than persons who were members of the Board of Directors or officers of the Company as of November 6, 1997 or a tax-qualified retirement plan approved by the Board of Directors of the Company (including at least a majority of the Incumbent Directors ("Exempted Persons")), following the acquisition by such person, group of persons or plan of ownership (directly or indirectly, beneficially or of record) of twenty-five (25%) percent, or more, of the outstanding Common Stock of the Company;

                      (ii) the acquisition of ownership by a person or group of
                  persons described in subparagraph (i) above (other than Exempted Persons) of fifty-one (51%) percent, or more of the outstanding Common Stock of the Company;

                      (iii) a sale of all or substantially all of the assets of
                  the Company to any entity not controlled by persons who were members of the Board of Directors or officers of the Company as of November 6, 1997, or by any tax-qualified retirement plan for the benefit of employees of the Company; or

                      (iv) a merger, consolidation or other similar transaction
                  between the Company and another entity if a majority of the members of the Board of Directors of the surviving company are not Continuing Members.

The term "Incumbent Directors" means members of the Board of Directors of the Company as of November 6, 1997 or new directors whose election by the Board of Directors, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors in office at the time of such election or nomination, who either were directors as of November 6, 1997, or whose election or nomination was previously approved as provided above. In the event that a majority of the Incumbent Directors do not approve the tax-qualified retirement plan or there are no Incumbent Directors, the tax-qualified retirement plan shall not be an Exempted Person. The term "Continuing Directors" means persons (a) who are members of the Board of Directors immediately before the change in control and (b) who also were members of the Board of Directors of the Company as of November 6, 1997 or are new directors whose election by the Board of Directors, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors in office at the time of such election or nomination who either were directors as of November 6, 1997 or whose election or nomination for election was previously approved as provided above.

         SECTION 2.05 "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         SECTION 2.06 "COMPANY" shall mean Comshare, Incorporated - U.S. and, for purposes other than Plan Administration, each wholly owned subsidiary thereof incorporated in the United States.

         SECTION 2.07 "COMPANY CONTRIBUTION ACCOUNT" shall mean the individual record keeping subaccount established pursuant to the provisions of Article V for the purpose of accumulating a Participant's Excess Benefits, Restricted Benefits and Social Security Integration Benefits.

         SECTION 2.08 "COMPENSATION" shall mean a Participant's annual gross income from the Company during the fiscal year of the Company ending each June 30th, including a Participant's base salary, commissions, bonuses, and certain cash fringe benefits. Effective June 30, 1996, Company contributions under Plan Sections 5.02 (Excess Benefits), 5.03 (Restricted Benefits), and 6.02 (Supplemental Compensation Benefits) shall be calculated using a Participant's base salary only.

         SECTION 2.09 "COMPENSATION DEFERRAL AGREEMENT" shall mean the written agreement pursuant to which a Participant elects to defer receipt of Compensation which otherwise would have been paid currently.

         SECTION 2.10 "DEFERRED COMPENSATION ACCOUNT" shall mean the individual record keeping subaccount established pursuant to the provisions of Article IV for the purpose of accumulating a Participant's Deferred Compensation amounts.

         SECTION 2.11 "DISABILITY" shall be determined pursuant to the definition accorded such term under the Profit Sharing Plan of Comshare, Incorporated.

         SECTION 2.12 "EARLY RETIREMENT AGE" shall mean a Participant's attainment of age 55.

         SECTION 2.13 "EMPLOYEE" shall mean any key common law employee of the Company.

         SECTION 2.14 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         SECTION 2.15 "EXCESS BENEFITS" shall mean that portion of a Participant's Company Contribution Account comprised of the amounts that would have been contributed on his or her behalf under the Company's Tax-Qualified Retirement Plans without the limitations of Code Section 415.

         SECTION 2.16 "NORMAL RETIREMENT AGE" shall mean a Participant's attainment of age 65.

         SECTION 2.17 "PARTICIPANT" shall mean those U.S. Employees of the Company who satisfy the requirements for Compensation deferrals or benefit allocations hereunder.

         SECTION 2.18 "PLAN" shall mean the Benefit Adjustment Plan of Comshare, Incorporated, as amended and restated effective November 6, 1997, and as amended thereafter.

         SECTION 2.19 "PLAN ADMINISTRATOR" shall mean the Company or the person(s) or organization(s) specifically designated by the Company to serve as administrator of the Plan.

         SECTION 2.20 "PLAN YEAR" shall mean the twelve month period beginning October 1 and ending on September 30.

         SECTION 2.21 "RESTRICTED BENEFITS" shall mean that portion of a Participant's Company Contribution Account comprised of the amounts that would have been contributed on his or her behalf to the Company's Tax-Qualified Retirement Plans without the restrictions under Sections 401(a)(17), 401(k) and 401(m) of the Code.

         SECTION 2.22 "SOCIAL SECURITY INTEGRATION BENEFITS" shall mean that portion of a Participant's Company Contribution Account comprised of discretionary Company allocations based on the Social Security integration formula set forth in Article V.

         SECTION 2.23 "SUPPLEMENTAL COMPENSATION ACCOUNT" shall mean a Participant's individual subaccount established for record keeping purposes pursuant to the provisions of Article VI to credit a Participant with discretionary Company allocations based on set percentages of a Participant's Compensation in excess of $100,000, as indexed from time to time.

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         SECTION 2.24 "TAX-QUALIFIED RETIREMENT PLAN" shall mean the Profit
Sharing Plan of Comshare, Incorporated and all other employee pension plans qualified under Section 401(a) of the Code, as may be maintained by the Company at any time.

         SECTION 2.25 "TRUSTEE" shall mean the person(s) or organization(s) acting as the trustee under the Plan in accordance with any trust instrument(s) executed with the Company.

         SECTION 2.26 "VALUATION DATE" shall mean March 31, June 30, September 30 and December 31 of each Plan Year as of which date the fair market value of a Participant's Account shall be determined for the purpose of making distributions under the Plan. In the event of a Change in Control, a special Valuation Date shall be called no later than the 15th day of the month (or first business day thereafter) in the first full calendar month commencing after the Change in Control.

                                   ARTICLE III

                                  PARTICIPATION

         SECTION 3.01 ELIGIBILITY. Only those Employees who (i) satisfy the requirements for voluntary Compensation deferrals or the allocation of Company contributions hereunder, and (ii) are officers of the Company, shall be eligible to participate in the Plan. Each designated Employee shall furnish such information and perform such acts as the Company may require in order to maintain such eligibility.

         SECTION 3.02 MEANING OF PARTICIPATION. A Participant in the Plan shall have an Account maintained on his or her behalf to which various amounts, as provided for in Articles IV through VI, and earnings and losses thereon, shall be credited. Participation in Article IV of the Plan shall enable an eligible Employee to enter into a Compensation Deferral Agreement, in the form attached as Schedule A hereto, with the Company. A Participant who satisfies the requirements to participate in Article V of the Plan shall be eligible to have amounts credited to his or her Account equal to contributions and forfeitures which otherwise would have been allocated to the Participant under the terms of the Company's Tax-Qualified Retirement Plan, but for the limitations of Code
Section 415 ("Excess Benefits"), and the restrictions of Code Sections 401(a)(17), 401(k) and 401(m) ("Restricted Benefits").

         SECTION 3.03 TERMINATION OF PARTICIPATION. An otherwise eligible Employee shall cease to actively participate in the Plan following the earlier of the Participant's retirement, Disability, death, termination of employment, or receipt of written notification that he or she is no longer eligible to participate. Thereafter, participation shall continue only for the purpose of receiving a distribution of accumulated benefits in an individual's Account at retirement, death, Disability or termination of employment pursuant to the provisions of Articles VII and VIII. A Participant's entire Account shall be vested and payable within a reasonable period of time following the special Valuation Date called due to a Change in Control.










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                                   ARTICLE IV

                          DEFERRED COMPENSATION ACCOUNT

         SECTION 4.01 ELIGIBILITY. An Employee who is an officer of the Company may participate in the Deferred Compensation Account portion of the Plan.

         SECTION 4.02 ELECTIVE COMPENSATION DEFERRAL. Each Participant shall be permitted to elect annually in writing, prior to the beginning of any calendar year, to have a designated whole percentage of his or her Compensation to be earned during the year credited to his or her Deferred Compensation Account established pursuant to the provisions of this Article IV. This election shall be made by submitting a completed Compensation Deferral Agreement to the Company. An eligible Employee who has not elected to defer Compensation pursuant to this Section 4.02 for a given calendar year shall be permitted to commence participation at any time during the calendar year by submitting a completed Compensation Deferral Agreement prior to the beginning of the pay period for which the election is to be effective. A Participant's deferral election shall remain in effect until revoked in writing. Any such revocation shall become effective with respect to the next pay period after receipt by the Company. Once having revoked an election, an Employee shall be precluded from deferring Compensation under this Section 4.02 until the beginning of the next calendar year.

         SECTION 4.03 VESTING. A Participant shall at all times have a 100% vested interest in amounts credited to his or her Deferred Compensation Account pursuant to Section 4.02.

         SECTION 4.04 INVESTMENT. The amount credited to a Participant's Deferred Compensation Account shall be invested by the Trustee in a money market account chosen by the Plan Administrator, and gains and losses (if applicable) shall be credited to the Participant's Deferred Compensation Account as of the Valuation Dates. A Participant, subject to the discretion of the Trustee, may direct the Trustee to invest the amount credited to his or her Deferred Compensation Account in various mutual funds selected by the Plan Administrator; provided, however, that such investments shall be in 1% increments of the aggregate amount credited to the Participant's Deferred Compensation Account.

         SECTION 4.05 DISTRIBUTIONS OF ACCOUNT. A Participant's distribution of the amount credited to his or her Deferred Compensation Account shall be distributed in accordance with the provisions of Article VII.








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                                    ARTICLE V

                          COMPANY CONTRIBUTION ACCOUNT

         SECTION 5.01 ELIGIBILITY. An Employee who is an officer of the Company and has been credited with one year of service under the Profit Sharing Plan of Comshare, Incorporated is eligible to participate in the Company Contribution Account portion of the Plan.

         SECTION 5.02 CODE SECTION 415 EXCESS BENEFITS. Contributions and other additions to the account of an Employee maintained pursuant to the terms of certain Tax-Qualified Retirement Plans maintained by the Company may be limited by Code Section 415. In the event Code Section 415 prevents a Participant from receiving an allocation of either Company contributions or forfeitures under any such Tax-Qualified Retirement Plan, the Company shall credit an amount equivalent to the amount of such contributions and forfeitures to the Company Contribution Account maintained on behalf of the Participant pursuant to the provisions of this Article V. Such Excess Benefits amounts shall be calculated as of each June 30th and paid into the Plan by the end of the calendar year. An Employee shall be entitled to an Excess Benefits allocation during the Plan Year only if the Employee is employed by the Company on the June 30th as of which the Excess Benefits amounts are calculated; provided, however, that in a Plan Year of an Employee's retirement, Disability or death, employment with the Company on June 30th shall be waived.

         SECTION 5.03 CODE SECTIONS 401(a)(17), 401(k) AND 401(m) RESTRICTED BENEFITS. Contributions and other additions to the account of an Employee maintained pursuant to the terms of any Tax-Qualified Retirement Plan maintained by the Company may be limited by the restrictions of Code Sections 401(a)(17), 401(k) and 401(m). In the event any of the aforementioned Code Sections prevents a Participant from receiving either Company contributions or forfeitures under any such Tax-Qualified Retirement Plan, the Company shall credit an amount equal to the amount of such contributions or forfeitures of such Restricted Benefits to the Company Contribution Account maintained on behalf of the Participant pursuant to the provisions of this Article V. Such Restricted Benefits amounts shall be calculated as of each June 30th and paid into the Plan by the end of the calendar year. An Employee shall be entitled to a Restricted Benefits allocation during the Plan Year only if the Employee is employed by the Company on the June 30th as of which the Restricted Benefits amounts are calculated; provided, however, that in a Plan Year of an Employee's retirement, Disability or death, employment with the Company on June 30th shall be waived.

         SECTION 5.04 DISCONTINUANCE OF SOCIAL SECURITY INTEGRATION BENEFITS.

         No Social Security Integration Benefit contributions shall be made by the Company after August 13, 1997, although investment gains and losses shall continue to accrue after August 13, 1997 on undistributed Social Security Integration Benefit amounts contributed on behalf of Participants prior to such date.









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


         SECTION 5.05 VESTING.

         (i) ON OR AFTER JANUARY 1, 1998. A Participant who is credited with one or more Hours of Service under the Profit Sharing Plan of Comshare, Incorporated on or after January 1, 1998, shall be 100% vested in the Participant's Company Contribution Account and shall acquire a 100% vested interest in past and future Company contributions to the Participant's Company Contribution Account at the time such contributions are made by the Company.

         (ii) PRIOR TO JANUARY 1, 1998. A Participant who is not credited with one or more Hours of Service under the Profit Sharing Plan of Comshare, Incorporated after December 31, 1997, shall acquire a vested interest in the amount credited to his or her Company Contribution Account pursuant to the provisions of Article V, determined on the same basis as his or her vested status for Company Discretionary Contributions under the terms of the Profit Sharing Plan of Comshare, Incorporated. Additionally, a Participant shall acquire a 100% vested and nonforfeitable right to the amount credited to his or her Company Contribution Account in the event of a Change in Control, the attainment of Normal Retirement Age or upon the death or Disability of the Participant. In the event of a forfeiture of any amount credited to a Participant's Company Contribution Account, no other Participant shall acquire any right to such forfeited amount.

         SECTION 5.06 INVESTMENT. The amount credited to a Participant's Company Contribution Account shall be invested by the Trustee in a money market account chosen by the Plan Administrator, and gains and losses (if applicable) shall be credited to the Participant's Company Contribution Account as of the Valuation Dates. A Participant, subject to the discretion of the Trustee, may direct the Trustee to invest the amount credited to his or her Company Contribution Account in various mutual funds selected by the Plan Administrator; provided, however, that such investments shall be in 1% increments of the aggregate amount credited to the Participant's Company Contribution Account.

         SECTION 5.07 DISTRIBUTIONS OF ACCOUNT. A Participant may direct the distribution of the amount credited to his or her Company Contribution Account in accordance with the provisions of Article VII.









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                                   ARTICLE VI

                        SUPPLEMENTAL COMPENSATION ACCOUNT


         SECTION 6.01 DISCONTINUANCE. Effective August 14, 1997, no additional Supplemental Compensation Account contributions shall be made by the Company.

         SECTION 6.02 VESTING. A Participant shall acquire a vested interest in the amount credited to his or her Supplemental Compensation Account upon termination of employment (i) due to death or Disability, (ii) on or after Early Retirement Age, or (iii) upon a Change in Control, as defined in Section 2.04. A Participant shall forfeit any amount credited to his or her Supplemental Compensation Account if the Participant terminates employment with the Company for any other reason, or if the Participant no longer satisfies the Plan participation requirements. In the event of a forfeiture of any amount credited to a Participant's Supplemental Compensation Account, no other Participant shall acquire any right to such forfeited amount. Effective August 14, 1997, all unvested Supplemental Compensation Accounts shall be forfeited. A Participant with a vested Supplemental Contribution Account, whether or not in pay status on August 14, 1997, shall retain all rights to such Supplemental Contribution Account, which shall be distributed in accordance with the provisions of Article VIII.

         SECTION 6.03 INVESTMENT. A Participant shall have no right to direct the investment of the amount credited to his or her Supplemental Compensation Account. Such amounts shall be invested at the discretion of the Company, and gains and losses (if applicable) shall be credited to the Participant's Supplemental Compensation Account only on applicable Valuation Dates.

         SECTION 6.04 DISTRIBUTION OF ACCOUNT. A Participant's Supplemental Compensation Account shall be distributed in accordance with the provisions of
Article VIII.

                                   ARTICLE VII

                          DISTRIBUTION OF DEFERRED AND
                          COMPANY CONTRIBUTION ACCOUNTS

         SECTION 7.01 PAYMENT OF DEFERRED AND COMPANY CONTRIBUTION ACCOUNTS. Vested amounts credited to a Participant's Deferred Compensation and Company Contribution Accounts shall be paid to the Participant within a reasonable time following the first Valuation Date after (i) his or her termination of employment due to attainment of Early or Normal Retirement Age, death, Disability or other termination of employment or (ii) upon a Change in Control, as follows:

         (a) UPON TERMINATION AFTER ATTAINMENT OF RETIREMENT AGE. After attainment of either Early or Normal Retirement Age, the Company shall distribute the nonforfeitable portion of the amount accumulated in the Participant's Deferred Compensation and Company Contribution Accounts. Provided, that a Participant who continues his or her employment after attainment of Early Retirement Age shall defer distribution until his or her termination of employment. If the Participant should die prior to complete distribution of his or her vested Deferred Compensation or Company Contribution Accounts, the unpaid balance shall be paid to the Participant's Beneficiary in a lump sum amount.

         (b) UPON DEATH, DISABILITY OR FOLLOWING A CHANGE IN CONTROL. In the event a (i) Participant's employment with the Company shall be terminated by reason of death or Disability before reaching Early or Normal Retirement Age or (ii) in the event of a Change in Control, the Company shall make payment to the Participant (in the event of termination following Disability or upon a Change in Control) or to the designated Beneficiary (in the event of death) in the same manner and to the same extent as provided in subsection (a) above, as if the Participant had retired on the date of death, termination of employment due to Disability, or upon a Change in Control.

         (c) UPON OTHER TERMINATION OF EMPLOYMENT. In the event a Participant's employment with the Company shall be terminated for any reason other than retirement on or after Early or Normal Retirement Age, death or Disability, the vested portion of a Participant's Deferred Compensation and Company Contribution Accounts shall be paid after the Participant's termination of employment in the same manner and to the same extent as provided in subsection (a) above as if the Participant had retired on the date of termination.

         (d) SPECIAL EARLY DISTRIBUTION. In accordance with the Release and Settlement Agreement between the Company and Mr. W.T. Wrathall, dated October 24, 1997, Mr. Wrathall shall be entitled to a special early lump sum distribution of his Deferred and Company Contribution Accounts, valued as of September 30, 1997.

         SECTION 7.02 LUMP SUM PAYMENT. Distributions from a Participant's Deferred Compensation and Company Contribution Accounts shall be made in the form of a single, lump-sum payment.

                                  ARTICLE VIII

                DISTRIBUTION OF SUPPLEMENTAL COMPENSATION ACCOUNT

         SECTION 8.01 PAYMENT OF SUPPLEMENTAL COMPENSATION ACCOUNT.

         (a) UPON TERMINATION AFTER ATTAINMENT OF RETIREMENT AGE. Within a reasonable time following the first Valuation Date after the termination of the Participant's employment with the Company for reasons other than Cause on or after attainment of Early or Normal Retirement Age, the Company shall pay the Participant 180 monthly level installments of an amount determined by annuitizing the amount credited to the Participant's Supplemental Compensation Account assuming an 8% fixed rate of return during the payout period. If the Participant should die on or after the commencement of installment payments but prior to receipt of all 180 installments, the remaining installments shall be paid on regularly scheduled monthly payment dates to the Participant's Beneficiary.

         (b) UPON DEATH, DISABILITY PRIOR TO RETIREMENT AGE OR FOLLOWING A CHANGE IN CONTROL. If a Participant's employment with the Company is terminated by reason of death or Disability prior to attainment of Early or Normal Retirement Age or in the event of a Change in Control, the Company shall pay 180 installments to the Participant (in the event of Disability) or the Participant's Beneficiary (in the event of death) in the same manner and to the same extent as provided in (a) above, as if the Participant had retired on the date of his death, termination due to Disability or upon a Change in Control.

         (c) UPON OTHER TERMINATION OF EMPLOYMENT. If a Participant shall terminate employment with the Company without satisfying the conditions of (a) or (b) above, or shall terminate employment for Cause before satisfying the vesting provisions of Article VI, the amount credited to the Participant's Supplemental Compensation Account shall be forfeited.

         SECTION 8.02 PURCHASE OF ANNUITY FROM AN INSURER. To the extent that the Company purchases an annuity from an insurance company in the name of a Participant to satisfy in full the Company's obligations regarding the payment of a Participant's Supplemental Compensation Account, the Company shall be relieved of any further obligations to provide payments to such Participant under Article VIII, and the Participant shall have recourse against the insurer and not the Company to provide any future payments.

                                   ARTICLE IX

                                UNFUNDED ACCOUNTS

         SECTION 9.01 UNFUNDED ACCOUNTS. Amounts credited to a Participant's Account under the Plan shall accumulate in a reserve account established on the books of the Company. Amounts credited thereto shall be adjusted by a rate of earnings or losses consistent with the before-tax rate of return realized upon any assets used in satisfying the Company's obligations under this Plan.

         SECTION 9.02 GENERAL CREDITOR. A Participant shall be regarded as an unsecured general creditor of the Company with respect to any rights derived by the Participant from the existence of this Plan or the existence or aggregated amount credited to a Participant's Account. Title to and beneficial ownership of any Company assets whether cash, money market or mutual fund investments, life insurance contracts or other assets which may be used by the Company from time to time to satisfy all or any portion of its obligations for benefit payments under the Plan, shall remain solely the property of the Company and no Participant shall have any right to specific assets owned by the Company.

         SECTION 9.03 ESTABLISHMENT OF RABBI TRUST AND SELECTION OF TRUSTEE. The Company may establish a Rabbi Trust by a trust agreement with a Trustee to carry out the purposes of the Plan. The Company shall select any such trustee, who shall be an independent third party, or corporate trustee. The Company may modify any such trust agreement to accomplish the purposes of the Plan. Subject to notice provisions, if any, in the Rabbi Trust agreement, the trustee may resign by delivering a written resignation to the Company; similarly, the Trustee may be removed by the Company at any time, upon written notice to the Trustee. Any Rabbi Trust established hereunder shall not make the Plan "funded" for purposes of ERISA or the Code.

         SECTION 9.04 ASSIGNMENT. No rights under this Plan may be assigned, transferred, pledged or encumbered by the Company, Participant or Beneficiary except by will or by the intestate laws or other laws of descent and distribution. The obligations and rights of this Plan may be assigned by the Company if the Company or its assets are purchased by another Corporation or are merged into the assets of another corporation.

         SECTION 9.05 WITHHOLDING. The Trustee shall withhold from a Participant's distribution hereunder, and the Company also shall have the right
(i) to withhold from a Participant's compensation, or (ii) to require a Participant or Beneficiary to tender a sufficient amount of cash to the Company to satisfy any applicable federal, state and local income and employment tax withholding obligations derived from benefit payments hereunder. In the case of an annuity purchased from an insurer under Article VIII, the insurer shall withhold from the annuity a sufficient amount to satisfy any federal, state and local income and employment tax withholding obligations derived from the benefit payments hereunder.

                                    ARTICLE X

                                  MISCELLANEOUS

         SECTION 10.01 AGREEMENT BINDING. This Plan shall be binding upon and inure to the benefit of the Company, participating Employees and their respective successors, assigns, heirs, personal representatives, executors, administrators, and legatees. The Company shall not merge or consolidate with any other Corporation or reorganize unless and until such succeeding Corporation agrees to assume and discharge the obligations and rights of the Company under this Plan. Upon such assumption, the term "Company" as used in this Plan shall be deemed to refer to such successor Corporation, and the Company is relieved of all obligations under this Plan.

         SECTION 10.02 ENTIRE AGREEMENT. This document constitutes the entire agreement and no representations or other actions by a Company employee or representative may modify the rights and obligations set forth in the Plan.

         SECTION 10.03 NO GUARANTEE OF EMPLOYMENT. Nothing in this Plan shall be construed as an employment contract or as a guarantee of employment for any period of time.

         SECTION 10.04 "COMPENSATION" FOR OTHER PURPOSES. Any compensation deferred under this Plan shall be deemed to constitute compensation to the Participant for the purpose of any Tax-Qualified Retirement Plans maintained by the Company and for the purpose of any other fringe benefit obligations of the Company.

         SECTION 10.05 INDEMNIFICATION. The Company shall, to the extent not inconsistent with or in violation of its bylaws and the laws of its state of incorporation, indemnify and hold harmless any corporate officer or employee involved in the administration of the Plan as may be deemed "fiduciaries" (as that term is defined in ERISA or otherwise) with respect to the Plan from any and all claims, loss, damages, expenses (including reasonable counsel fees approved by the Company), and liability (including any reasonable amounts paid in settlement with the Company's approval) arising out of any act or omission of such fiduciaries incurred in the capacity of "fiduciary" of the Plan as that term is defined in ERISA or otherwise. The Company shall not indemnify any fiduciary whose conduct is finally adjudicated by a court of competent jurisdiction to be due to the knowing or willful misconduct of such fiduciary. The Company may additionally purchase such policy or policies of fiduciary liability insurance as it shall deem necessary or appropriate to protect any person acting as a "fiduciary" of the Plan, as that term is defined in ERISA or otherwise, from any liability which may be incurred as a result of the performance of fiduciary duties with respect to the Plan, other than liability arising out of the knowing or willful misconduct of such fiduciary.


         SECTION 10.06 AMENDMENT AND TERMINATION. The Company reserves the right to amend in whole or in part and to discontinue the Plan completely within the conditions set forth below. Any amendment shall not act to reduce or impair a Participant's right to deferred compensation account benefits already accrued and vested as of the date such amendment is made. Upon the amendment or termination of the Plan, each Participant shall receive written notice of such event describing the action taken in detail.

                                   ARTICLE XI

                               PLAN ADMINISTRATION

         SECTION 11.01 CLAIMS SUBMISSION AND REVIEW PROCEDURE. Any claim for benefits must initially be submitted in writing to the Company. In the event that any claim for benefits is denied (in whole or in part) hereunder, the claimant shall receive from the Company a notice in writing within 90 days after receipt of the claim, written in a manner calculated to be understood by the claimant, setting forth the specific reasons for denial, with specific reference to pertinent provisions of this Plan, unless special circumstances require an extension of time for processing the claim. If such an extension of time is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial 90-day period. In no event shall such extension exceed a period of 90 days from the end of the initial period. The Participant may make a written request for review of any such denial by the Board of Directors within 60 days following the date of such denial. The claimant shall be entitled to submit such issues or comments, in writing or otherwise, as he shall consider relevant to a determination of his claim, and may include a request for a hearing in person before the Board of Directors. Prior to submitting his request, the claimant shall be entitled to review such documents as the Company shall agree are pertinent to his claim. The Board of Directors shall notify the claimant of its decision in writing no later than 60 days following receipt of the claimant's request, unless special circumstances require an extension of time for processing, in which case the Board of Director's decision shall be rendered no later than 120 days after receipt of such request for review. The interpretations and construction of the Plan by the Board of Directors shall be binding and conclusive on all persons and for all purposes. Any other disagreements shall be submitted to the Compensation Committee for determination, provided that all interested parties agree to be bound by its decision. No member of the Board of Directors or other member of management shall be liable to any person for any action taken hereunder except those actions undertaken with lack of good faith.

         SECTION 11.02 RECORDKEEPER. The Company shall have the authority to appoint one or more recordkeepers for purposes of administering the Participant Accounts hereunder. The services of any recordkeepers appointed hereunder may be terminated at any time by the Company.

         SECTION 11.03 PAYMENT OF EXPENSES. Payment of expenses pursuant to the administration of the Plan shall be paid by the Employer.

         This Amended and Restated Plan is hereby executed as of November 6, 1997.


                               COMSHARE, INCORPORATED

                               By: /s/  Kathryn A. Jehle
                                   -------------------------------
                               Kathryn A. Jehle
                               Senior Vice President and Chief Financial Officer

                                   SCHEDULE A


                             BENEFIT ADJUSTMENT PLAN
                                       OF
                             COMSHARE, INCORPORATED
                                    ("PLAN")

                         COMPENSATION DEFERRAL AGREEMENT


         I hereby elect and instruct the Company to credit my Deferred Compensation Account with an amount equal to percent of the Compensation (as defined in the Plan) which otherwise would be payable to me for each pay period beginning on and after the date of this Agreement. I understand that all amounts hereby deferred shall be subject, in all respects, to the provisions of the Plan. This Agreement shall remain in effect until revoked by written notice of the Participant.


Dated:
      -------------                        -------------------------------------
                                           Signature of Participant



















                                      A-1